EXHIBIT 99.1
Appendix A
Licenses and Permits

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
AZ	Abedon Saiz, LLC (CHAA #8)	16635 N. Tatum Blvd, Phoenix, AZ 85032	State Retail License - Medical (includes Edible Authorization)	000000135DCSM00130984	Arizona Department of Health Services	01/21/27
AZ	Abedon Saiz, LLC (CHAA #8)	16635 N. Tatum Blvd, Phoenix, AZ 85032	State Retail License - Recreational	00000052ESLX15969554	Arizona Department of Health Services	01/21/27
AZ	Abedon Saiz, LLC (CHAA #8)	143 North Miami Dr. Miami, AZ 85539	State Cultivation License - Recreational	00000052ESLX15969554	Arizona Department of Health Services	01/21/27
AZ	AD, LLC (CHAA #59	2630 W. Indian School Rd. Phoenix, AZ 85017	State Retail License - Medical (includes Edible Authorization)	00000092DCEG00124317	Arizona Department of Health Services	08/07/26
AZ	AD, LLC (CHAA #59	2630 W. Indian School Rd. Phoenix, AZ 85017	State Retail License - Recreational	00000006ESWX56565424	Arizona Department of Health Services	08/07/26
AZ	AD, LLC (CHAA #59	12225 W. Peoria Ave. El Mirage, AZ 85335	State Cultivation and Manufacturing License - Recreational	00000006ESWX56565424	Arizona Department of Health Services	08/07/26
AZ	AD, LLC (CHAA #59	12225 W. Peoria Ave. El Mirage, AZ 85335	State Cultivation and Manufacturing License - Recreational	00000006ESWX56565424	Arizona Department of Health Services	08/07/26
AZ	Byer's Dispensary, Inc. (CHAA # 40)	15190 N. Hayden Rd. Scottsdale, AZ 85260	State Retail License - Medical (includes Edible Authorization)	00000054DCOV00321891	Arizona Department of Health Services	08/07/26
AZ	Byer's Dispensary, Inc. (CHAA # 40)	15190 N. Hayden Rd. Scottsdale, AZ 85259	State Retail License - Recreational	00000003ESPF54627423	Arizona Department of Health Services	08/07/26
AZ	Byer's Dispensary, Inc. (CHAA # 40)	2051 W. State Route 260 Camp Verde, AZ 86322	State Cultivation License - Medical	00000054DCOV00321891	Arizona Department of Health Services	08/07/26
AZ	Cochise County Wellness, LLC	1633 S. Hwy 92, Ste 7 Sierra Vista, AZ 85636	Dispensary Registration Certificate	0000140DRCDH37786072	Arizona Department of Health Services	03/09/27
AZ	Cochise County Wellness, LLC	1633 S. Hwy 92, Ste 7 Sierra Vista, AZ 85636	Establishment License	00000135ESGE19332725	Arizona Department of Health Services	03/09/27
AZ	Fort Mountain Consulting, LLC (CHAA #51)	4659 E. 22nd St. Tucson, AZ 85711	State Retail License - Recreational	00000016ESBY46918805	Arizona Department of Health Services	01/21/27
AZ	Fort Mountain Consulting, LLC (CHAA #51)	4659 22nd St. Tucson, AZ 85711	State Retail License - Medical	00000134DCUJ00307958	Arizona Department of Health Services	01/21/27
AZ	Green Desert Patient Center of Peoria, Inc. (CHAA # 41	9275 W. Peoria Ae., Suite 104 Peoria, AZ 85345	State Retail License - Medical (includes Edible Authorization)	00000023DCAK00675039	Arizona Department of Health Services	08/07/26
AZ	Green Desert Patient Center of Peoria, Inc. (CHAA # 41	9275 W. Peoria Ae., Suite 104 Peoria, AZ 85345	State Retail License - Recreational	00000082ESUB29429633	Arizona Department of Health Services	08/07/26
AZ	Green Desert Patient Center of Peoria, Inc. (CHAA # 41	5655 E. Gaskill Rd. Wilcox, AZ 85643	Status Cultivation License - Recreational	00000082ESUB29429633	Arizona Department of Health Services	08/07/26
AZ	Green Sky Patient Center of Scottsdale, Inc. (CHAA # 40	7320 E. Butherus Dr., Suite 100 Scottsdale, AZ 85260	State Retail License - Medical (includes Edible Authorization)	00000022DCRX00190936	Arizona Department of Health Services	08/07/26

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
AZ	Green Sky Patient Center of Scottsdale, Inc. (CHAA # 40	7320 E. Butherus Dr., Suite 100 Scottsdale, AZ 85260	State Retail License - Recreational	00000081ESLT56066782	Arizona Department of Health Services	08/07/26
AZ	Green Sky Patient Center of Scottsdale, Inc. (CHAA # 40	2512 E. Magnolia St. Phoenix, AZ 85034	State Cultivation License - Recreational	00000081ESLT56066782	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 62	3828 S. Vermeersch Rd. Avondale, AZ 85323	State Retail License - Medical (includes Edible Authorization)	00000007DCWH00607422	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 62	3828 S. Vermeersch Rd. Avondale, AZ 85323	State Retail License - Recreational	00000014ESNA15249640	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 62	13454 N. Black Canyon Hwy. Phoenix, AZ 85029	State Cultivation License - Recreational	00000014ESNA15249640	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 80	13433 E. Chandler Blvd., Suite A Chandler, AZ 85225	State Retail License - Medical (includes Edible Authorization)	00000005DCMV00766195	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 80	13433 E. Chandler Blvd., Suite A Chandler, AZ 85225	State Retail License - Recreational	00000007ESWD35270682	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 80	770 E. Evans Blvd. Tucson, AZ 85713	State Cultivation License - Recreational	00000007ESWD35270682	Arizona Department of Health Services	08/07/26
AZ	Kwerles, Inc. (CHAA # 93	2017 W. Peoria Ave., Suite A Phoenix, AZ 85029	State Retail License - Medical	00000125DCWD00787544	Arizona Department of Health Services	01/21/27
AZ	Kwerles, Inc. (CHAA # 93	2017 W. Peoria Ave., Suite A Phoenix, AZ 85029	State Retail License - Recreational	00000005ESIN89499585	Arizona Department of Health Services	01/21/27
AZ	Kwerles, Inc. (CHAA # 93	2017 W. Peoria Ave., Phoenix, AZ 85029	State Manufacturing License (Kitchen Only) - Recreational	00000005ESIN89499585	Arizona Department of Health Services	01/21/27
AZ	Medical Pain Relief, Inc. (CHAA # 99)	1860 E. Salk Dr., Suite B-1 Casa Grande, AZ 85122	State Retail License - Medical	00000044DCCJ00900645	Arizona Department of Health Services	08/07/26
AZ	Medical Pain Relief, Inc. (CHAA # 99)	1860 E. Salk Dr., Suite B-1 Casa Grande, AZ 85122	State Retail License - Recreational	00000010ESIR42914838	Arizona Department of Health Services	08/07/26
AZ	Medical Pain Relief, Inc. (CHAA # 99)	1101 N. 21st Ave. Phoenix, AZ 85009	State Cultivation License - Recreational	00000010ESIR42914838	Arizona Department of Health Services	08/07/26
AZ	Mohave Valley Consulting, LLC (CHAA #60)	1007 N. 7th St Phoenix, AZ 85006	State Retail License - Medical	00000121DCLW00319285	Arizona Department of Health Services	01/21/27
AZ	Mohave Valley Consulting, LLC (CHAA #60)	1007 N. 7th St Phoenix, AZ 85006	State Retail License - Recreational	00000017ESMI32133238	Arizona Department of Health Services	01/21/27
AZ	Nature Med, Inc. (CHAA # 71)	1821 W. Baseline Rd. Guadalupe, AZ 85283	State Retail License - Medical (includes Edible Authorization)	00000018DCST00941489	Arizona Department of Health Services	08/07/26
AZ	Nature Med, Inc. (CHAA # 71)	1821 W. Baseline Rd. Guadalupe, AZ 85283	State Retail License - Recreational	00000056ESPE92908314	Arizona Department of Health Services	08/07/26
AZ	Nature Med, Inc. (CHAA # 71)	300 E. Cherry St. Cottonwood, AZ 86326	State Cultivation License - Recreational	00000056ESPE92908314	Arizona Department of Health Services	08/07/26

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
AZ	Pahana, Inc. (CHAA # 45	13631 N. 59th Ave., Unit B110 Glendale, AZ 85304	State Retail License - Medical (includes Edible Authorization)	000000129DCKL00602472	Arizona Department of Health Services	01/21/27
AZ	Pahana, Inc. (CHAA # 45	13631 N. 59th Ave., Unit B110 Glendale, AZ 85304	State Retail License - Recreational	00000018ESKD27426528	Arizona Department of Health Services	01/21/27
AZ	Pahana, Inc. (CHAA # 45	15 N. 57th Dr. Phoenix, AZ 85053	State Cultivation License - Recreational	00000018ESKD27426528	Arizona Department of Health Services	01/21/27
AZ	Patient Care Center 301, Inc. (CHAA # 109	2734 E. Grant Rd. Tucson, AZ 85716	State Retail License - Medical (includes Edible Authorization)	000000127DCSS00185167	Arizona Department of Health Services	01/21/27
AZ	Patient Care Center 301, Inc. (CHAA # 109	2734 E. Grant Rd. Tucson, AZ 85716	State Retail License - Recreational	00000004ESAN63639048	Arizona Department of Health Services	01/21/27
AZ	Purplemed, Inc.	1010 S. Freeway, Suite 130 Tucson, AZ 85745	State medical license - Dispense (includes edibles authorization)	0000056DCLD00291476	Arizona Department of Health Services	08/07/26
AZ	Purplemed, Inc.	1010 S. Freeway, Suite 130 Tucson, AZ 85745	Adult use - Retail	00000130ESFL12611544	Arizona Department of Health Services	08/07/26
AZ	Sherri Dunn, LLC (CHAA # 26	2400 Arizona 89A Cottonwood, AZ 86326	State Retail License - Recreational	00000055ESFL28376770	Arizona Department of Health Services	01/21/27
AZ	Sherri Dunn, LLC (CHAA # 26	2400 Arizona 89A Cottonwood, AZ 86326	State Retail License - Medical (includes Edible Authorization)	000000124DCKQ00697385	Arizona Department of Health Services	01/21/27
AZ	Sherri Dunn, LLC (CHAA # 35)	44405 W. Honeycutt Avenue Maricopa, AZ 851389	Medical Retailer	00000138DCSE67364423	Arizona Department of Health Services	12/27/25
AZ	Sherri Dunn, LLC (CHAA # 35	44405 W. Honeycutt Avenue Maricopa, AZ 851389	State Retail License - Recreational	0000172ESTM12469613	Arizona Department of Health Services	02/21/26
AZ	Svaccha, LLC (CHAA # 74	1985 W. Apache Trail, Unit 4/4A Apache Junction, AZ 85120	State Retail License - Recreational	00000011ESVC04035599	Arizona Department of Health Services	01/21/25
AZ	Svaccha, LLC (CHAA # 74	1985 W. Apache Trail, Unit 4/4A Apache Junction, AZ 85120	State Retail License - Medical (includes Edible Authorization)	000000137DCOF00188324	Arizona Department of Health Services	01/21/25
AZ	Svaccha, LLC (CHAA # 92	710 W. Elliot Rd., Sts. 102 & 103 Tempe, AZ 85284	State Retail License - Recreational	00000009ESJA48286920	Arizona Department of Health Services	01/21/27
AZ	Svaccha, LLC (CHAA # 92	710 W. Elliot Rd., Sts. 102 & 103 Tempe, AZ 85284	State Retail License - Medical (includes Edible Authorization)	000000120DCEQ00578528	Arizona Department of Health Services	01/21/27
AZ	Sweet 5, LLC (CHAA #47)	1150 W. McLellan Rd. Mesa North, AZ 85201	State Retail License - Recreational	00000013ESHH20255089	Arizona Department of Health Services	01/27/27
AZ	Sweet 5, LLC (CHAA #47)	1150 W. McLellan Rd. Mesa North, AZ 85201	State Retail License - Medical	00000115DCGL00377020	Arizona Department of Health Services	01/21/27
AZ	The Giving Tree Wellness Center of Mesa, Inc (CHAA # 73)	938 E. Juanita Ave. Mesa, AZ 85204	State Retail License - Medical (includes Edible Authorization)	00000084DCXM00601985	Arizona Department of Health Services	08/07/26
AZ	The Giving Tree Wellness Center of Mesa, Inc (CHAA # 73)	938 E. Juanita Ave. Mesa, AZ 85204	State Retail License - Recreational	00000008ESJT20615662	Arizona Department of Health Services	08/07/26

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205 Denver, CO 80216	Retail Marijuana Products Manufacturer	404R-00066	State of Colorado Department of Revenue Marijuana Enforcement Division	06/25/25
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205 Denver, CO 80216	Medical Marijuana Products Manufacturer	404-00048	State of Colorado Department of Revenue Marijuana Enforcement Division	06/28/25
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205 Denver, CO 80216	Licensed Establishment	2022-LE-0001499	City and County of Denver Department of Excise and Licenses	02/24/25
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205 Denver, CO 80216	Marijuana Infused Product Manufacturer License (Retail)	2022-BFN-0001533 (prev: 2014-BFN-1073525)	City and County of Denver Department of Excise and Licenses	02/24/25
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205 Denver, CO 80216	Marijuana Infused Product Manufacturer License (Medical)	2022-BFN-0001501 (prev: 2013-BFN-1068395)	City and County of Denver Department of Excise and Licenses	02/24/25
CT	Trulieve Bristol, Inc.	820 Farmington Ave, Bristol, CT 06010	Adult Use Hybrid Retailer License	AMHF.0008263	Connecticut Department of Consumer Protection	04/15/25
FL	Trulieve, Inc.	3494 Martin Hurst Rd. Tallahassee, FL 32312	Medical Marijuana Treatment Center License (vertical - multiple dispensaries)	MMTC-2015-00005	Florida Department of Health, Office of Medical Marijuana Use	07/24/26
GA	Trulieve GA, Inc.	355 S Cook Industrial Pkwy, Adel GA	Class 1 Production License	C1PRO002	Georgia Access to Medical Cannabis Commission	08/25/24
GA	Trulieve GA, Inc.	3556 Riverside Dr. Suite A Macon, GA 31210	Retailer License	DISP0001	Georgia Access to Medical Cannabis Commission	06/30/25
GA	Trulieve GA, Inc.	200 Cobb Parkway North Suite 600 Marietta, GA 30062	Retailer License	DISP0002	Georgia Access to Medical Cannabis Commission	06/30/25
GA	Trulieve GA, Inc.	2003 Pooler Parkway Pooler, GA 31322	Retailer License	DISP0003	Georgia Access to Medical Cannabis Commission	06/30/25
GA	Trulieve GA, Inc.	1690 Highway 34 East Suites D & E Newnan, GA 30265	Retailer License	DISP0006	Georgia Access to Medical Cannabis Commission	06/30/25
GA	Trulieve GA, Inc.	4218 Washington Rd. Suite # 1 Evans, GA 30809	Retailer License	DISP0009	Georgia Access to Medical Cannabis Commission	09/30/25
GA	Trulieve GA, Inc.	4328 Armour Road Columbus, GA 31904	Retailer License	DISP0014	Georgia Access to Medical Cannabis Commission	12/31/25
MD	Trulieve MD Processing, LLC f/k/a Harvest of Maryland Production, LLC	11 South St. Hancock, MD 21750	State Cannabis Production License	PA-23-00007	Maryland Cannabis Commission ('MCA')	06/30/28
MD	Trulieve MD Processing, LLC	11 South St. Hancock, MD 21751	Edible Cannabis Product Manufacture Permit	PA-23-00007	Maryland Cannabis Commission ('MCA')	06/29/25
MD	Trulieve MD Cultivation, LLC f/k/a Harvest of Maryland Cultivation, LLC	35 South St. Hancock, MD 21750	State Cannabis Cultivation License	GA-23-00002	Maryland Cannabis Commission ('MCA')	06/30/28
MD	Trulieve MD Dispensary 1, LLC f/k/a AmediCanna Dispensary LLC	3531 Washington Blvd., Suite 112 Halethorpe, MD 21227	State Cannabis Dispensary License	DA-23-00025	Maryland Cannabis Commission ('MCA')	06/30/28

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
MD	Trulieve MD Dispensary 2, LLC f/k/a CWS, LLC (Your Farmacy)	1526 York Road Lutherville, MD 21093	State Cannabis Dispensary License	DA-23-00019 (Adult Use)	Maryland Cannabis Commission ('MCA')	06/30/28
MD	Trulieve MD Dispensary 3, LLC f/k/a Harvest of Maryland Dispensary, LLC	12200 Rockville Pike Rockville, MD 20852	State Cannabis Dispensary License	DA-23-00008	Maryland Cannabis Commission ('MCA')	06/30/28
NV	Greenmart of Nevada LLC	5421 E. Cheyenne Ave. Las Vegas, NV 89156	Adult-Use Cannabis Cultivation License	06073658143877524618 ("C038")	State of Nevada Cannabis Compliance Board	06/30/25
OH	Trulieve OH, Inc.	3674 Maple Avenue Zanesville, OH 43701	Certificate of Operation	CCD000150-00	OH Division of Cannabis Control	01/12/27
OH	Trulieve OH, Inc.	8295 Sancus Blvd., Columbus, OH 43081	Certificate of Operation	CCD000034-00	OH Division of Cannabis Control	07/01/25
OH	Harvest of Ohio, LLC	4370 Tonawanda Trail Beavercreek, OH 45430	Certificate of Operations	CCD000032-00	Ohio Department of Commerce	07/01/25
OH	Harvest of Ohio, LLC	4370 Tonawanda Trail Beavercreek, OH 45430	Medical Marijuana License	MM-21-001	City of Beavercreek	10/01/25
OH	Harvest of Ohio, LLC	601 S. High Street Columbus, OH 43215	Certificate of Operation	CCD000204-00	OH Division of Cannabis Control	02/13/27
OH	Harvest of Ohio, LLC	2950 N. High St. Columbus, OH 43202	Certificate of Operation	CCD000030-00	OH Division of Cannabis Control	07/01/25
PA	Agrimed Industries of PA, LLC	280 Thomas Road Carmichaels, PA 15320	Medical Marijuana Grower/Processor Permit	GP-5012-17	Commonwealth of Pennsylvania Department of Health	06/20/25
PA	Chamounix Ventures, LLC	420 W. Lancaster Avenue Devon, PA 19333	Medical Marijuana Dispensary Permit (for multiple locations)	D-1067-17 (1 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	Chamounix Ventures, LLC	300 Packer Ave. Philadelphia, PA 19148	Medical Marijuana Dispensary Permit (for multiple locations)	D-1067-17 (2 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	Chamounix Ventures, LLC	367 S Henderson Rd King of Prussia , PA 19406	Medical Marijuana Dispensary Permit (for multiple locations)	D-1067-17 (3 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	Franklin Labs, LLC	1800 Centre Ave. Reading, PA 19601	Medical Marijuana Grower/Processor Permit	GP-1017-17	Commonwealth of Pennsylvania Department of Health	06/20/25
PA	Harvest of Northeast PA, LLC	1000 Wilkes-Barre Twp Blvd Wilkes-Barre PA 18702	Medical Marijuana Dispensary Permit (for multiple locations)	D18-2018	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Northeast PA, LLC	340 S. Washington St. Scranton, PA 18505 (primary location under this license)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-2018	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Northeast PA, LLC	1809 MacArthur Rd. Whitehall, PA 18052 (additional location under the permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-2018	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of South Central PA, LLC	3401 Hartzdale Drive Camp Hill, PA 17011 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-3011	Commonwealth of Pennsylvania Department of Health	12/18/24

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
PA	Harvest of South Central PA, LLC	2500-2504 N. 6th St. Harrisburg, PA 17110 (primary location for this license)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-3011	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of South Central PA, LLC	2300 E. Market St. Suite 10 York, PA 17402 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-3011	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southeast PA, LLC	1951 Lincoln Hwy. Coatesville, PA 15137 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-1020	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southeast PA, LLC	1222 Arch St, Philadelphia, PA 19107 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-1020	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southeast PA, LLC	201 Lancaster Ave. Reading, PA 19611 (primary location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-1020	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southwest PA, LLC	339 Main St. Johnstown, PA 15901 (primary location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-5017	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southwest PA, LLC	20269 Route 19 N. Cranberry Township, PA 16066 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-5017	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southwest PA, LLC	200 Federal St. Pittsburgh, PA 15212 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-5017	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Keystone Relief Centers, LLC	200 Adios Drive, Suite 20 Washington, PA 15301	Medical Marijuana Dispensary Permit (for multiple locations)	D-5050-17 (1 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	Keystone Relief Centers, LLC	5600 Forward Ave. Pittsburgh, PA 15127	Medical Marijuana Dispensary Permit (for multiple locations)	D-5050-17 (2 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	Keystone Relief Centers, LLC	22095 Perry Hwy. #301 Zelienople, PA 16063	Medical Marijuana Dispensary Permit (for multiple locations)	D-5050-17 (3 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	PurePenn LLC	511 Industry Rd. McKeesport, PA 15132	Medical Marijuana Grower/Processor Permit	GP-5016-17	Commonwealth of Pennsylvania Department of Health	06/20/25
PA	SMPB Retail, LLC	3225 N. 5th St. Hwy., Suite 1 Reading, PA 19605 (primary location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D-1050-17	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	SMPB Retail, LLC	501 S. Broad Street Philadephia, Pennsylvania 19147	Medical Marijuana Dispensary Permit (for multiple locations)	D-1050-17	Commonwealth of Pennsylvania Department of Health	06/29/25

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
PA	SMPB Retail, LLC	451 N West Ridge Rd. Limerick, PA 19468	Medical Marijuana Dispensary Permit (for multiple locations)	D-1050-17	Commonwealth of Pennsylvania Department of Health	06/29/25
WV	Trulieve WV, Inc.	2013 5th Avenue Huntington WV 25703	Medical Cannabis Dispensary Permit	D490079	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Trulieve WV, Inc.	1397 Earl L Core Road Morgantown, WV 26505	Medical Cannabis Dispensary Permit	D310080	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Trulieve WV, Inc.	137 Staunton Dr. Weston, WV 26452	Medical Cannabis Dispensary Permit	D210081	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Trulieve WV, Inc.	4701 MacCorkle Ave SW Suite 200 S. Charleston, WV 25309	Medical Cannabis Dispensary Permit	D200078	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Trulieve WV, Inc.	P1:1 Vision Lane Lesage, WV 25537 P2: 33 Longhorn Dr. Lesage, WV 25537	Medical Cannabis Processor Permit	P060009	WV Dept. of Health and Human Services, Office of Medical Cannabis	11/12/25
WV	Greenhouse Wellness WV Dispensaries LLC	1000 Eisenhower Dr. Beckley, WV 25801	Medical Cannabis Dispensary Permit	D020065	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Mountaineer Holding LLC (Belle)	2700 E. DuPont Avenue, Suite 9 Belle, WV 25015	Medical Cannabis Dispensary Permit	D200040	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Mountaineer Holding LLC	2 Putnam Village Dr., Sts. 2 3 Hurricane, WV 25526	Medical Cannabis Dispensary Permit	D540041	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Mountaineer Holding LLC	P1: 1 Vision Lane Lesage, WV 33 Longhorn Drive Lesage, WV 25537	Medical Cannabis Grower Permit	G200004	WV Dept. of Health and Human Services, Office of Medical Cannabis	09/30/25
WV	Solevo Wellness West Virginia, LLC	525 Granville Sq., Suite 101 Morgantown, WV 26501	Medical Cannabis Dispensary Permit	D310099	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Solevo Wellness West Virginia, LLC	152 Park Center Drive Parkersburg, WV 26101	Medical Cannabis Dispensary Permit	D540100	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Solevo Wellness West Virginia, LLC	5 Perry Morris Square US Route 60 Milton WV 25541	Medical Cannabis Dispensary Permit	D310098	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26